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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Science Applications International Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
10260 Campus Point Drive
San Diego, California 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held July 11, 2003

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Science Applications International Corporation, a Delaware corporation (the "Company"), will be held in the Grand Ballroom of the Hilton La Jolla Torrey Pines Hotel, 10950 North Torrey Pines Road, San Diego, California, on Friday, July 11, 2003, at 10:00 A.M. (local time), for the following purposes:

          1.     To elect seven Class I Directors, each for a term of three years; and

          2.     To transact such other business as may properly come before the meeting or any adjournments, postponements or continuations thereof.

        Only stockholders of record at the close of business on May 14, 2003, are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments, postponements or continuations thereof. A list of stockholders entitled to vote at the meeting will be available for inspection at the office of the Secretary of the Company at 10010 Campus Point Drive, San Diego, California for at least 10 days prior to the meeting and will also be available for inspection at the meeting.

By Order of the Board of Directors
J. D. HEIPT Corporate Executive Vice President and Secretary
San Diego, California June 6, 2003

YOUR VOTE IS IMPORTANT

        You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please complete, sign, date and promptly mail your proxy in the enclosed envelope, which requires no postage if mailed in the United States. Returning a signed proxy will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
10260 Campus Point Drive
San Diego, California 92121

ANNUAL MEETING OF STOCKHOLDERS
To Be Held July 11, 2003

PROXY STATEMENT

        This Proxy Statement is being furnished to the stockholders of Science Applications International Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by its Board of Directors for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held in the Grand Ballroom of the Hilton La Jolla Torrey Pines Hotel, 10950 North Torrey Pines Road, San Diego, California, on Friday, July 11, 2003, at 10:00 A.M. (local time), and at any and all adjournments, postponements or continuations thereof. At the Annual Meeting, the stockholders of the Company are being asked to consider and vote upon:

  1.
  The election of seven Class I Directors, each for a term of three years; and

  2.
  Such other business as may properly come before the meeting or any adjournments, postponements or continuations thereof.

        This Proxy Statement and the enclosed form of proxy are first being mailed to the stockholders of the Company on or about June 6, 2003.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Shares Eligible to Vote

        Only stockholders of record of the Company's Class A common stock, par value $.01 per share (the "Class A common stock"), and/or Class B common stock, par value $.05 per share (the "Class B common stock"), as of the close of business on May 14, 2003 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 184,542,070 shares of Class A common stock and 234,637 shares of Class B common stock outstanding. The Company has no other class of capital stock outstanding. The Class A common stock and the Class B common stock are collectively referred to herein as the "Common Stock."

Quorum Requirements

        The presence, either in person or by proxy, of the holders of a majority of the total voting power of the shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum and to conduct business at the Annual Meeting. Although abstentions may be specified on all proposals (other than the election of Directors), abstentions will only be counted as present for purposes of determining the presence of a quorum but will not be voted.

Votes

        Each holder of Class A common stock will be entitled to one vote per share and each holder of Class B common stock will be entitled to 20 votes per share, in person or by proxy, for each share of Common Stock held in such stockholder's name as of the Record Date on any matter submitted to a vote of stockholders at the Annual Meeting. However, in the election of Directors, all shares are entitled to be voted cumulatively. Accordingly, in voting for Directors: (i) each share of Class A common stock is entitled to as many votes as there are Directors to be elected, (ii) each share of Class B common stock is entitled to 20 times as many votes as there are Directors to be elected and (iii) each stockholder may cast all of such votes for a single nominee or distribute them among any two or more nominees as such stockholder chooses. Unless otherwise directed, shares represented by properly executed proxies will be voted at the discretion of the proxy holders so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting.

Voting of Shares Held by the Retirement Plans and Stock Plans

        On the Record Date, Vanguard Fiduciary Trust Company (the "Trustee"), as trustee of the Employee Stock Retirement Plan ("ESRP"), Cash or Deferred Arrangement ("CODA") and Profit Sharing Retirement Plan ("Profit Sharing Plan") of the Company, the Telcordia Technologies 401(k) Savings Plan of Telcordia Technologies, Inc., a wholly-owned subsidiary of the Company (the "Telcordia Plan"), and the AMSEC Employees 401(k) Profit Sharing Plan of AMSEC LLC, a joint venture in which the Company owns 55% (the "AMSEC Plan") (collectively, the "Retirement Plans"), held 80,783,722 shares of Class A common stock and 18,647 shares of Class B common stock. Each participant in the Retirement Plans has the right to instruct the Trustee on a confidential basis how to vote his or her proportionate interests in all allocated shares of Common Stock held in the Retirement Plans. The Trustee will vote all allocated shares held in the Retirement Plans as to which no voting instructions are received, together with all unallocated shares held in the Retirement Plans, in the same proportion, on a plan-by-plan basis, as the allocated shares for which voting instructions have been received. The Trustee's duties with respect to voting the Common Stock in the Retirement Plans are governed by the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The fiduciary provisions of ERISA may require, in certain limited circumstances, that the Trustee override the votes of participants with respect to the Common Stock held by the Trustee and to determine, in the Trustee's best judgment, how to vote the shares.

        On the Record Date, Wachovia Bank, N.A. ("Wachovia"), as trustee of the Company's Stock Compensation Plan, Management Stock Compensation Plan and Key Executive Stock Deferral Plan (collectively, the "Stock Plans"), held 4,854,058 shares of Class A common stock. Under the terms of the Stock Plans, Wachovia has the power to vote the shares of Class A common stock held by Wachovia in the Stock Plans. Wachovia will vote all such shares of Class A common stock in the same proportion that the other stockholders of the Company vote their shares of Common Stock.

Voting by Proxy

        Shares of Common Stock represented by properly executed proxies received in time for voting at the Annual Meeting will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions, the shares represented by properly executed proxies will be voted FOR the election of Directors so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting. No business other than that set forth in the accompanying Notice of Annual Meeting is expected to come before the Annual Meeting; however, should any other matter requiring a vote of stockholders properly come before the Annual Meeting, it is the intention of the proxy holders to vote such shares in accordance with their best judgment on such matter. For information with respect to advance notice requirements applicable to stockholders who wish to propose any matter for consideration at the next Annual Meeting, see "Stockholder Proposals for the 2004 Annual Meeting."

        Execution of the enclosed proxy will not prevent a stockholder from attending the Annual Meeting and voting in person. Any proxy may be revoked at any time prior to the exercise thereof by delivering in a timely manner a written revocation or a new proxy bearing a later date to the Secretary of the Company, 10260 Campus Point Drive, San Diego, California 92121, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, however, in and of itself constitute a revocation of a proxy.

Proxy Solicitation

        This solicitation of proxies is made by the Company and the cost thereof will be borne by the Company, including the charges and expenses of persons holding shares in their name as nominee for forwarding proxy materials to the beneficial owners of such shares. In addition to the use of the mails, proxies may be solicited by officers, Directors and employees of the Company in person, by telephone or by email. Such individuals will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection with such solicitation.

ELECTION OF DIRECTORS

        The Company's Certificate of Incorporation provides for a "classified" Board of Directors consisting of three classes which shall be as equal in number as possible. The number of authorized Directors is currently fixed at 20 Directors, with seven Directors in Class I, six Directors in Class II and seven Directors in Class III.

        At the Annual Meeting, seven Class I Directors are to be elected to serve three-year terms ending in 2006 or until their successors are elected and qualified or their earlier retirement, death, resignation or removal or disqualification from service as a Director pursuant to any current or future provision of the Bylaws. Currently, D.P. Andrews, W.H. Demisch, J.E. Glancy, H.M.J. Kraemer, Jr., C.B. Malone, R.I. Walker and J.A. Welch serve as Class I Directors. All such Class I Directors will be standing for reelection, other than J.A. Welch who will be retiring from the Board of Directors at the end of his term after 19 years of service. In addition, J.A. Drummond has been nominated for election as a Class I Director. The seven nominees who receive the most votes will be elected as Class I Directors. It is intended that, unless otherwise indicated, the persons named in the enclosed form of proxy will vote FOR the election of Directors so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting. Each nominee has consented to be named in this proxy statement and to serve if elected. To the best knowledge of the Board of Directors, all of the nominees are, and will be, able and willing to serve. In the event that any of the seven nominees listed below should become unable to stand for election at the Annual Meeting, the proxy holders intend to vote for such other person, if any, as may be designated by the Board of Directors, in the place and stead of any nominee unable to serve. Alternatively, the Board of Directors may elect, pursuant to Section 3.02 of the Company's Bylaws, to fix the authorized number of Directors at a lower number so as to give the Nominating Committee of the Board of Directors additional time to evaluate candidates.

        Set forth below is a brief biography of each nominee for election as a Class I Director and of all other members of the Board of Directors who will continue in office:

NOMINEES FOR ELECTION AS CLASS I DIRECTORS

TERM ENDING 2006

D.P. Andrews, age 58 Corporate Executive Vice President and Director	Director since 1996

Mr. Andrews joined the Company in 1993 and has served as a Corporate Executive Vice President since January 1998. Prior thereto, Mr. Andrews served as Executive Vice President for Corporate Development from 1995 to 1998. Prior to joining the Company, Mr. Andrews served as Assistant Secretary of Defense from 1989 to 1993.
W.H. Demisch, age 58 Director	Director since 1990

Mr. Demisch is a Financial Consultant. He was a Managing Director of Dresdner Kleinwort Wasserstein, formerly Wasserstein Perella Securities, Inc., from 1998 to 2002. From 1993 to 1998, he was Managing Director of BT Alex. Brown and from 1988 to 1993, he was Managing Director of UBS Securities, Inc.
J.A. Drummond, age 63	Nominee for Director

Mr. Drummond was employed by BellSouth Corporation from 1962 until his retirement in December 2001. He served as Vice Chairman of BellSouth Corporation from January 2000 until his retirement. He was President and Chief Executive Officer of BellSouth Communications Group, a provider of traditional telephone operations and products, from January 1998 until December 1999. He was President and Chief Executive Officer of BellSouth Telecommunications, Inc. from January 1995 until December 1997. Mr. Drummond also serves on the boards of directors of Borg-Warner Automotive, AirTran Holdings, Inc. and Centillium Communications, Inc.
J.E. Glancy, age 57 Executive Vice President and Director	Director since 1994
Dr. Glancy joined the Company in 1976 and has served as an Executive Vice President since 2000. Prior thereto, Dr. Glancy served as a Corporate Executive Vice President from 1994 to 2000.
H.M.J. Kraemer, Jr., age 48 Director	Director since 1997

Mr. Kraemer has served as the Chairman of Baxter International, Inc. ("Baxter"), a health-care products, systems and services company, since January 2000, as Chief Executive Officer of Baxter since January 1999 and as President of Baxter since April 1997. Prior thereto, Mr. Kraemer served as the Senior Vice President and Chief Financial Officer of Baxter from November 1993 to April 1997.
C.B. Malone, age 67 Director	Director since 1993

Ms. Malone has served as the President of Financial & Management Consulting, Inc., a consulting company, since 1982. Ms. Malone is also a member of the Board of Directors of Hasbro, Inc., Lafarge North America and Lowe's Companies, Inc.

R.I. Walker, age 38 Corporate Executive Vice President and Director	Director since 2002

Mr. Walker joined the Company in 2002 and has served as a Corporate Executive Vice President since July 2002. Prior to joining the Company, Mr. Walker served as Vice President/General Manager of IBM Global Services from 1996 to 2002, and Manager with Deloitte & Touche LLP from 1994 to 1996.

CLASS II DIRECTORS

TERM ENDING 2004

J.R. Beyster, age 78 Chairman of the Board, Chief Executive Officer and President	Director since 1969

Dr. Beyster founded the Company in 1969 and has served as Chairman of the Board and Chief Executive Officer since that time and has served as President since June 1998. Dr. Beyster also served as President of the Company from 1969 to 1988.
M.J. Desch, age 45 Director	Director since 2002

Mr. Desch has been Chief Executive Officer of Telcordia Technologies, Inc., a wholly-owned subsidiary of the Company ("Telcordia"), since July 2002 and a Director since October 2002. Mr. Desch has also served as Chairman of Airspan Networks since 2000. Prior thereto, Mr. Desch was associated with Nortel Networks Corporation from 1987 to 2000 where he served as Executive Vice President and President.
B.R. Inman, age 72 Director	Director since 1982

Admiral Inman, USN (Ret.) joined the Company in 1990 as a part-time employee and, in that capacity, advises the Company on a wide variety of strategic planning issues. Admiral Inman was the Chairman of the Board, President and Chief Executive Officer of Westmark Systems, Inc., an electronics industry holding company, from 1986 through 1989. From 1983 to 1986, Admiral Inman served as Chairman, President and Chief Executive Officer of Microelectronics and Computer Technology Corporation. Admiral Inman retired from the United States Navy in 1982. During his career as a United States Naval Officer, Admiral Inman served in a number of high-level positions in the U.S. Government, including Director of the National Security Agency and Deputy Director of Central Intelligence. Admiral Inman is also a member of the Board of Directors of Fluor Corporation, Massey Energy Company, SBC Communications, Inc. and Temple-Inland, Inc. and holds the Lyndon B. Johnson Centennial Chair in National Policy at the University of Texas at Austin.
M.E. Trout, age 72 Director	Director since 1995

Dr. Trout served as the interim Chief Executive Officer of Cytran, Inc., a bio-technology company, from April 1996 to July 1996. Prior thereto, Dr. Trout was associated with American Healthcare Systems, Inc. from 1986 until his retirement in 1995. Prior to his retirement, Dr. Trout served as Chairman, President and Chief Executive Officer and is currently serving as Chairman Emeritus of American Healthcare Systems, Inc. He is also the Chairman of the Board of Cytyc Corporation and a member of the Board of Directors of Baxter International, Inc. and West Pharmaceutical Services, Inc.

J.H. Warner, Jr., age 62 Corporate Executive Vice President and Director	Director since 1988
Dr. Warner joined the Company in 1973 and has served as a Corporate Executive Vice President since 1996. Prior thereto, Dr. Warner served as an Executive Vice President from 1989 to 1996.
A.T. Young, age 65 Director	Director since 1995

Mr. Young served as an Executive Vice President of Lockheed Martin Corp. from March 1995 to July 1995. Prior to its merger with Lockheed Corporation, Mr. Young served as the President and Chief Operating Officer of Martin Marietta Corp. from 1990 to 1995. Mr. Young is also on the Board of Directors of the B.F. Goodrich Company and Potomac Electric Power Company.

CLASS III DIRECTORS

TERM ENDING 2005

W.A. Downing, age 63 Director	Director since 2002

General Downing, USA (Ret.) joined the Company as a part-time employee in March 1996 and advises the Company on a wide variety of matters, including its long-term strategy for domestic and international business development. General Downing has also served as Vice President of Downing & Associates, Inc., a consulting firm, since July 2002 and from 1996 to October 2001. From October 2001 to July 2002, General Downing served as Deputy Assistant Director for International Counter-terrorism Initiatives of the National Security Council. General Downing retired from the United States Army in 1996. Prior to his retirement, General Downing served as the Commander in Chief of U.S. Special Operations Command. General Downing has also served as the Commanding General of U.S. Army Special Operations Command and Commanding General of Joint Special Operations Command. General Downing also served as a Director of the Company from 1996 to 2001. General Downing is also on the Board of Directors of Metal Storm Limited.
D.H. Foley, age 58 Executive Vice President and Director	Director since 2002
Mr. Foley joined the Company in 1992 and has served as an Executive Vice President since 2000. Prior thereto, Mr. Foley served as a Sector Vice President from 1992 to 2000.
A.K. Jones, age 61 Director	Director since 1998

Dr. Jones is the Quarles Professor of Engineering at the University of Virginia where she has taught since 1989. From 1993 to 1997, Dr. Jones was on leave of absence from the University to serve as Director of Defense Research and Engineering in the U.S. Department of Defense. Dr. Jones also served as a Director of the Company from 1987 to 1993.
S.D. Rockwood, age 60 Executive Vice President and Director	Director since 1996
Dr. Rockwood joined the Company in 1986 and has served as an Executive Vice President since 1997. Prior thereto, Dr. Rockwood served as a Sector Vice President from 1987 to 1997.

E.J. Sanderson, Jr., age 54 Director	Director since 2002

Mr. Sanderson served as Executive Vice President of Oracle Corporation from 1995 to 2001, and was responsible for Oracle Product Industries, Oracle Consulting, and the Latin American Division. Prior to that he held senior positions at Unisys, McKinsey & Company, and Accenture (formerly Andersen Consulting). Mr. Sanderson is also a member of the Board of Directors of Quantum Corporation.
R. Snyderman, age 63 Director	Director since 2002

Dr. Snyderman has served as Chancellor for Health Affairs at Duke University since 1989, Executive Dean of the School of Medicine at Duke University since 1999 and the President and Chief Executive Officer of Duke University Health System since 1998. He also served as Dean of the School of Medicine at Duke University from 1989 to 1999. Dr. Snyderman is a member of the Board of Directors of Cardiome Pharma Corporation and The Proctor & Gamble Company.
J.P. Walkush, age 51 Executive Vice President and Director	Director since 1996
Mr. Walkush joined the Company in 1976 and has served as an Executive Vice President since 2000. Prior thereto, Mr. Walkush served as a Sector Vice President from 1994 to 2000.

Board of Directors Meetings and Committees

        During the year ended January 31, 2003 ("Fiscal 2003"), the Board of Directors held six meetings. Average attendance at such meetings of the Board of Directors was 95%. During Fiscal 2003, all incumbent Directors attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of the Board of Directors on which they served.

        The Board of Directors has various standing committees, including an Audit Committee, a Compensation Committee, an Executive Committee, a Nominating Committee and an Operating Committee.

Audit Committee

        The functions of the Audit Committee are described below under the heading "Audit Committee Report." The Audit Committee held eight meetings during Fiscal 2003. The Audit Committee is comprised of five independent directors as defined by the current listing standards of the National Association of Securities Dealers. The current members of the Audit Committee are C.B. Malone (Chairperson), W.H. Demisch, A.K. Jones, H.M.J. Kraemer, Jr. and E.J. Sanderson, Jr.

Compensation Committee

        The Compensation Committee's responsibilities include: (i) approving the salaries of the Chief Executive Officer and all executive officers named pursuant to Section 16 of the Securities Exchange Act of 1934 ("Executive Officers"); (ii) approving any compensation contracts or severance packages for Executive Officers; (iii) establishing objective performance goals for the Executive Officers under the Company's Bonus Compensation Plan and the amounts potentially payable if such goals are satisfied; (iv) administering such objective performance goals and determining the amounts to be paid if such goals are satisfied; (v) issuing reports required by the Securities and Exchange Commission regarding the Company's compensation policies applicable to the Chief Executive Officer and the four other most highly compensated executive officers and (vi) approving and recommending to the full

Board of Directors the compensation paid to outside Directors for their services as members of the Company's Board of Directors. The Compensation Committee held four meetings during Fiscal 2003. The Compensation Committee consists of Directors who are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended and "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The current members of the Compensation Committee are A.T. Young (Chairperson), W.H. Demisch, A.K. Jones, H.M.J. Kraemer, Jr., C.B. Malone, E.J. Sanderson, Jr., R. Snyderman and M.E. Trout.

Executive Committee

        The Executive Committee's charter provides that, to the extent permitted by Delaware law, it shall have and may exercise all powers and authorities of the Board of Directors with respect to the following: (i) taking action on behalf of the Board of Directors during intervals between regularly scheduled meetings of the Board of Directors if it is impractical to delay action on a matter until the next regularly scheduled meeting of the Board of Directors and (ii) overseeing and assisting in the formulation and implementation of human resource management, scientific research policies and financial matters. The Executive Committee held four meetings during Fiscal 2003. The current members of the Executive Committee are B.R. Inman (Chairperson), D.P. Andrews, J.R. Beyster, M.J. Desch, J.E. Glancy, M.E. Trout, J.H. Warner, Jr. and A.T. Young.

Nominating Committee

        The Nominating Committee's responsibilities include: (i) establishing a procedure for identifying nominees for election as Directors to the Board of Directors; (ii) reviewing and recommending to the Board of Directors criteria for membership on the Board and (iii) proposing nominees to fill vacancies on the Board of Directors as they occur. The Nominating Committee held four meetings during Fiscal 2003. The current members of the Nominating Committee are J.R. Beyster (Chairperson), B.R. Inman, H.M.J. Kraemer, Jr., M.E. Trout, J.A. Welch and A.T. Young.

        Any stockholder may nominate a person for election as a Director of the Company by complying with the procedure set forth in the Company's Bylaws. Pursuant to Section 3.03 of the Company's Bylaws, in order for a stockholder to nominate a person for election as a Director, such stockholder must give timely notice to the Secretary of the Company prior to the meeting at which Directors are to be elected. To be timely, notice must be received by the Secretary not less than 50 days nor more than 75 days prior to the meeting (or if fewer than 65 days' notice or prior public disclosure of the meeting date is given or made to stockholders, not later than the 15th day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made). Such notice must contain certain information about the nominee, including his or her name, age, business and residence addresses and principal occupation during the past five years, the class and number of shares of Common Stock beneficially owned by such nominee and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee. The notice must also contain certain information about the stockholder proposing to nominate that person. Pursuant to Section 3.03 of the Company's Bylaws, the Company may also require any proposed nominee to furnish other information reasonably required by the Company to determine the proposed nominee's eligibility to serve as a Director.

Operating Committee

        The Operating Committee has the authority to (i) approve offers by the Company to sell shares of Class A common stock; (ii) approve contracts to be entered into by the Company for the purchase or lease of goods, services and facilities; (iii) approve the amendment of the Company's employee benefit and incentive compensation plans and the trust agreements entered into in connection with such plans, the Company's contributions to any such plan and the participation by the Company's subsidiaries in any such plan; (iv) authorize the filing of registration statements, reports and other documents with the Securities and Exchange Commission and state securities commissions; (v) call the annual meeting of stockholders, fix the purposes, place, time, date and record date for such meeting and approve the proxy materials to be used in connection therewith; (vi) review preliminary agendas for meetings of the Board of Directors; (vii) adopt supplemental resolutions which modify or amend resolutions theretofore adopted by the Board of Directors that, in the opinion of the Company's counsel, do not materially change the purpose and intent of the underlying resolutions and (viii) authorize the merger between the Company and one or more of its subsidiaries. The Operating Committee held four meetings during Fiscal 2003. The current members of the Operating Committee are J.R. Beyster (Chairperson), D.P. Andrews, D.H. Foley, S.D. Rockwood, R.I. Walker, J.P. Walkush and J.H. Warner, Jr.

Directors' Compensation

        All non-employee directors are paid an annual retainer of $25,000 or $35,000 if they chair a committee of the Board and also serve on another committee. Non-employee directors also receive $1,000 for each meeting of the Board of Directors or of the committees on which they serve and are reimbursed for expenses incurred while attending meetings or otherwise performing services for the Company. In addition, a stock bonus of approximately 1,000 shares of Class A common stock will be offered to non-employee director nominees as an inducement to join the Board.

        Directors are eligible to receive stock options under the Company's 1999 Stock Incentive Plan. For services rendered as a Director during Fiscal 2003, W.H. Demisch, W.A. Downing, B.R. Inman, A.K. Jones, H.M.J. Kraemer, Jr., C.B. Malone, E.J. Sanderson, Jr., R. Snyderman, M.E. Trout, J.A. Welch, and A.T. Young each received options to purchase 9,000 shares of Class A common stock at $28.60 per share. All such options were granted at a price equal to the market value of the Class A common stock (as reflected by the Formula Price) on the date of grant, become exercisable one year after the date of grant and vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

        The Company has agreements with certain Directors whereby such Directors perform consulting and other services for the Company. W.A. Downing, B.R. Inman and J.A. Welch are part-time employees of the Company and receive compensation at a fixed hourly rate. In Fiscal 2003, W.A. Downing and B.R. Inman received $280,000 and $132,129, respectively, of compensation pursuant to these arrangements but neither was eligible for or received the benefits generally available to full-time employees of the Company. Further, in Fiscal 2003, W.A. Downing received a stock bonus of 1,000 shares of Class A common stock having a market value of $28,900 on the date of award as an inducement to join the Board of Directors. In Fiscal, 2003, J.A. Welch received compensation of $132,525 plus the benefits generally available to all full-time employees of the Company. In addition, B.R. Inman receives the use of an office and administrative support for his activities related to the Company as well as his personal business and charitable activities, which personal business and charitable use and support is valued at $916 for Fiscal 2003.

        In Fiscal 2003, A.K. Jones was paid $1,600 for consulting services performed in October 2001 under a consulting arrangement which provided for remuneration of $200 per hour. The amount paid to Dr. Jones under such consulting arrangement was in addition to the annual retainer and meeting fees. This consulting arrangement was terminated at the beginning of Fiscal 2003.

        See "Certain Relationships and Related Transactions" for information with respect to transactions between the Company and certain entities in which certain Directors of the Company may be deemed to have an interest.

EXECUTIVE COMPENSATION

Summary Compensation

        The following table (the "Summary Compensation Table") sets forth information regarding the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended January 31, 2003, 2002 and 2001, of those persons who were, at January 31, 2003 (i) the Chief Executive Officer and (ii) the other four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers"). The Summary Compensation Table sets forth the annual and long-term compensation earned by the Named Executive Officers for the relevant fiscal year, whether or not paid in such fiscal year.

Summary Compensation Table

Long-Term Compensation
		Annual Compensation							Number of Securities Underlying Options
Name and Principal Position	Fiscal Year						Restricted Stock Awards(3)			All Other Compensation(4)
		Salary(1)			Bonus(2)
J.R. Beyster Chairman of the Board, Chief Executive Officer and President	2003 2002 2001	$ $ $	988,898 969,231 872,596		$ $ $	1,000,000 1,000,000 1,000,000	$ $ $	0 0 0	0 0 0	$ $ $	13,308 12,981 15,089
D.P. Andrews Corporate Executive Vice President	2003 2002 2001	$ $ $	467,308 442,207 394,616		$ $ $	600,014 500,003 425,013	$ $ $	200,000 200,007 199,994	75,000 100,000 100,000	$ $ $	13,308 12,981 15,089
J.D. Heipt Corporate Executive Vice President and Secretary	2003 2002 2001	$ $ $	460,000 473,846 410,337		$ $ $	550,014 550,003 525,013	$ $ $	100,014 100,003 100,013	75,000 100,000 120,000	$ $ $	13,308 12,981 15,089
T.E. Darcy Executive Vice President and Chief Financial Officer	2003 2002 2001	$ $ $	425,001 415,385 120,000	(5)	$ $ $	500,014 490,003 134,005	$ $ $	100,014 100,003 59,995	75,000 100,000 16,000	$ $ $	10,958 0 0
J.H. Warner, Jr. Corporate Executive Vice President	2003 2002 2001	$ $ $	428,365 427,289 384,231		$ $ $	449,994 345,010 300,009	$ $ $	125,011 149,988 149,988	45,000 60,000 55,000	$ $ $	13,308 12,981 15,089

(1)
Includes amounts paid in lieu of unused comprehensive leave.

(2)
Includes the award of the following number of shares of Class A common stock with a market value as of the date of grant (calculated by multiplying the Formula Price of the Class A common stock on the date of grant by the number of shares awarded) for Fiscal Years 2003, 2002 and 2001, respectively, as follows: D.P. Andrews: 3,497 shares, with a market value of $100,014, 3,035 shares, with a market value of $100,003, and 3,244 shares, with a market value of $100,013; J.D. Heipt: 3,497 shares, with a market value of $100,014, 3,035 shares, with a market value of $100,003, and 3,244 shares, with a market value of $100,013; T.E. Darcy: 3,497 shares, with a market value of $100,014, 3,035 shares, with a market value of $100,003, and 1,103 shares, with a market value of $34,005; J.H. Warner, Jr.: 2,797 shares, with a market value of $79,994, 1,366 shares, with a market value of $45,010, and 649 shares, with a market value of $20,009.

(3)
The amount reported represents the market value on the date of grant (calculated by multiplying the Formula Price of the Class A common stock on the date of grant by the number of shares awarded), without giving effect to the diminution in value attributable to the restrictions on such stock. Restricted stock vests as to 20%, 20%, 20%, and 40% on the first, second, third, and fourth year anniversaries of the date of grant, respectively. The amount reported represents the following number of restricted shares of Class A common stock awarded for Fiscal Years 2003, 2002, and 2001, respectively: D.P. Andrews: 6,993 shares, 6,070 shares, and 6,487 shares; J.D. Heipt: 3,497 shares, 3,035 shares, and 3,244 shares; T.E. Darcy: 3,497 shares, 3,035 shares and 1,946 shares; and J.H. Warner, Jr.: 4,371 shares, 4,552 shares, and 4,865 shares. As of January 31, 2003, the aggregate restricted stock holdings (other than restricted stock which has been deferred into the Key Executive Stock Deferral Plan) for the Named Executive Officers were as follows: J.R. Beyster: 0 shares; D.P. Andrews: 9,507 shares, with a market value as of such date of $271,900; J.D. Heipt: 0 shares; T.E. Darcy: 3,444 shares, with a market value as of such date of $98,498; and J.H. Warner, Jr.: 12,353 shares, with a market value as of such date of $353,296. Dividends are payable on such restricted stock if and when declared. However, the Company has never declared or paid a dividend on its capital stock and no dividends on its capital stock are contemplated in the foreseeable future.

(4)
Represents amounts contributed or accrued by the Company for the Named Executive Officers under the Company's Profit Sharing Plan, ESRP and CODA.

(5)
Mr. Darcy joined the Company in October 2000. Mr. Darcy's annual salary for Fiscal 2001 would have been $400,000.

Option Grants

        The following table sets forth information regarding grants of options to purchase shares of Class A common stock pursuant to the Company's 1999 Stock Incentive Plan made during Fiscal 2003 to the Named Executive Officers.

Option Grants In Last Fiscal Year

							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted(1)		% of Total Options Granted to Employees in Fiscal 2003
Name				Exercise Price (Per Share)		Expiration Date
							5%		10%
J.R. Beyster	0		N/A		N/A	N/A		N/A		N/A
D.P. Andrews	100,000	(3)	*		$32.95	3/26/07		$910,348		$2,011,630
J.D. Heipt	100,000	(3)	*		$32.95	3/26/07		$910,348		$2,011,630
T.E. Darcy	100,000 62	(3)	* *	$ $	32.95 33.06	3/26/07 4/30/07	$ $	910,348 566	$ $	2,011,630 1,251
J.H. Warner	60,000	(3)	*		$32.95	3/26/07		$546,209		$1,206,978

*
Less than 1% of the total options granted to employees in Fiscal 2003.

(1)
All such options become exercisable one year after the date of grant and vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

(2)
The potential realizable value is based on an assumption that the Formula Price of the Class A common stock will appreciate at the annual rate shown (compounded annually) from the date of grant until the end of the 5-year option term. These values are calculated based on the regulations promulgated by the Securities and Exchange Commission and should not be viewed in any way as an estimate or forecast of the future performance of the Class A common stock. There can be no assurance that (i) the values realized upon the exercise of the stock options will be at or near the potential realizable values listed in this table, (ii) the Class A common stock will in the future provide returns comparable to historical returns or (iii) the Formula Price will not decline.

(3)
Although the listed grants of options were made during Fiscal 2003, such grants relate to the individual's service for the fiscal year ended January 31, 2002.

Option Exercises and Fiscal Year-End Values

        The following table sets forth information regarding the exercise of options during Fiscal 2003 and unexercised options to purchase Class A common stock granted during Fiscal 2003 and prior years under the Company's 1995 Stock Option Plan, 1998 Stock Option Plan and 1999 Stock Incentive Plan to the Named Executive Officers and held by them at January 31, 2003.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Value

			Number of Securities Underlying Unexercised Options at January 31, 2003		Value of Unexercised In-the-Money Options at January 31, 2003(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
J.R. Beyster	0	N/A	0	0	N/A	N/A
D.P. Andrews	80,000	$1,811,100	96,000	264,000	$508,420	$428,280
J.D. Heipt	40,000	$926,700	144,000	316,000	$931,080	$727,920
T.E. Darcy	0	N/A	64,518	204,841	$0	$0
J.H. Warner	40,000	$929,900	83,000	172,000	$599,280	$453,120

(1)
Based on the Formula Price of the Class A common stock as of such date less the exercise price of such options.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

        Since its inception, the Company has been an employee-owned corporation based upon the philosophy that "those who contribute to the Company should own it, and ownership should be commensurate with that contribution and performance as much as feasible." The Company's compensation policies, plans and programs seek to implement this employee ownership philosophy by closely aligning the financial interest of the Company's employees, including executive officers, with the financial interest of its stockholders.

        As members of the Compensation Committee, it is our responsibility to approve the salaries paid to the Company's Chief Executive Officer and all executive officers named pursuant to Section 16 of the Securities Exchange Act of 1934, which includes the four other most highly paid executive officers of the Company ("Executive Officers"), and to recommend to the Bonus Compensation Committee of the Board of Directors the amount of grants to be made to the Chief Executive Officer and the Executive Officers under the Company's Bonus Compensation Plan. These determinations are made in light of individual, corporate and business unit performance, the performance of our competitors and other similar businesses and relevant market compensation data. To assist the Compensation Committee in carrying out these responsibilities, iQuantic Buck, an executive compensation consulting firm, was retained by the Compensation Committee to review the compensation paid to the Company's Chief Executive Officer and the four other highest paid executive officers of the Company during the fiscal year ended January 31, 2003 ("Fiscal 2003") and to provide a competitive assessment of the various components of such compensation.

        The compensation policy of the Company, which is endorsed by the Compensation Committee, is that a substantial portion of the total compensation of executive officers be related to and contingent upon their individual contribution and performance, the performance of business units under their management and the performance of the Company as a whole. In this way, the Company seeks to encourage continuing focus on increasing the Company's revenue, profitability and stockholder value, while at the same time motivating its executive officers to perform to the fullest extent of their abilities.

        The Company has continued to set the annual base salaries of its executive officers at or below competitive levels and continues to cause a significant portion of an executive officer's compensation to consist of annual and longer-term incentive compensation which are variable and closely tied to corporate, business unit and individual performance. For Fiscal 2003, the executive officers' incentive compensation was an average of approximately 53% of the executive officers' total compensation (salary and incentive compensation). As a result, much of an executive officer's total compensation was "at risk" and dependent on performance during the prior fiscal year.

        An executive officer's incentive compensation may consist of cash, fully vested stock, vesting stock, options, stock units or a combination of these components. Generally, an annual bonus is given after the end of the fiscal year based on individual, corporate and business unit performance for such fiscal year and an executive officer's respective responsibilities, strategic and operational goals and levels of historic and anticipated performance. By awarding bonuses of vesting stock and vesting stock options, the Company seeks to encourage individuals to remain with the Company and continue to focus on the long-term technical and financial performance of the Company and on increasing stockholder value. Further, the exercise price of all stock options granted is equal to the Formula Price of the Class A common stock on the date of grant. Therefore, such options only have value to the extent that the Formula Price of the Company's Class A common stock increases during the term of the stock option. The Company's general philosophy is to encourage employees to have significant stockholdings in the Company so that they have sufficient economic incentive to maximize the Company's long-term performance and stock value.

        In evaluating the performance and establishing the incentive compensation of the Chief Executive Officer and the Company's other executive officers, the Compensation Committee recognized that the Company continued to sustain and grow its revenue and profitability during the past fiscal year. For Fiscal 2003, while the Company's contract awards and revenue fell slightly short of its planned objectives, the Company surpassed its goals for segment operating income and operating cash flow. Overall, the Company's performance against three of the four key performance objectives in Fiscal 2003 were similar to the previous fiscal year ended January 31, 2002.

        Finally, the Committee noted that while the price of the Company's Class A common stock declined over the past year, the Class A common stock continued to outperform both the broad market index of Standard and Poor's Composite 500 Stock Index and the Company's peer group index of the Goldman Sachs Technology Services Index. The Company's Class A common stock realized an annual return of -13.2% for the one-year period ended January 31, 2003, significantly exceeding the annual return of both the Standard and Poor's Composite 500 Stock Index and the Goldman Sachs Technology Services Index of -38.5% and -23.0% respectively, during the same period. The Compensation Committee also noted that over the past five and ten years, the Class A common stock produced long-term values realizing annualized returns of 23.9% and 25.3%, respectively.

        During the past fiscal year, Dr. Beyster was paid a base salary of $950,0001 which represented a 5.6% increase over his base salary for the prior year. Despite this salary increase, iQuantic Buck has concluded that Dr. Beyster's base salary is at approximately the 50th percentile in its compensation survey database for chief executive officers for general industry, high technology, aerospace/defense and communications companies.

1
The variance between this amount and Dr. Beyster's base salary reported in the Summary Compensation Table is attributable to payment for his unused comprehensive leave.

        Dr. Beyster was paid a cash bonus of $1,000,000 for Fiscal 2003. Considering the Company's successful performance during the past fiscal year, the fact that the Company's Class A common stock outperformed both the broad market index and the Company's peer group index and the continued diversification of the Company's business base, the Compensation Committee believes that Dr. Beyster's bonus was well warranted.

        iQuantic Buck has also advised the Compensation Committee that Dr. Beyster's total direct compensation (base salary and short-term and long term incentives) paid for the last fiscal year was at the 35th percentile in its compensation survey data base of chief executive officers for general industry, high technology, aerospace/defense and communications companies. The Compensation Committee would like to emphasize that Dr. Beyster's below market compensation level is not a reflection of the Compensation Committee's opinion of Dr. Beyster's ability or his relative value. It is, however, a reflection of Dr. Beyster's personal reluctance to accept compensation anywhere near the median compensation levels provided to the chief executive officers of the comparable companies surveyed by iQuantic Buck.

        iQuantic Buck has reviewed the compensation for each of the other four highest paid executive officers of the Company during its last fiscal year and has reported to the Compensation Committee that, based on industry survey data collected by iQuantic Buck, the compensation of these executive officers was within an acceptable range of competitive market levels for individuals with comparable duties and responsibilities.

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the deductibility of certain compensation in excess of $1 million paid in any one year to the chief executive officer and the other four highest paid executive officers. In order to maintain maximum tax deductibility of executive compensation, the Company obtained stockholder approval of the 1999 Stock Incentive Plan and the amendment and restatement of the 1984 Bonus Compensation Plan. The Compensation Committee will continue to monitor compensation programs in light of Section 162(m); however, the Compensation Committee considers it important to retain the flexibility to design compensation programs that are in the best long-term interests of the Company and its stockholders.

        The Compensation Committee believes that the compensation policies, plans and programs the Company has implemented, and which the Compensation Committee endorses, have encouraged management's focus on the long-term financial performance of the Company and have contributed to achieving the Company's technical and financial success.

April 10, 2003

A.T. Young (Chairperson) W.H. Demisch A.K. Jones H.M.J. Kraemer, Jr. C.B. Malone E.J. Sanderson, Jr. R. Snyderman M.E. Trout

AUDIT COMMITTEE REPORT

        The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to (i) the integrity of the Company's financial statements, (ii) compliance by the Company with legal and regulatory requirements, (iii) the independent accountant's qualifications and independence and (iv) the performance of the Company's internal audit function and independent accountants. The Audit Committee recognizes that the Company's management is responsible for the preparation and certification of the Company's financial statements and the Company's independent accountants are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and oversee these processes. We rely on the information provided to us and on the representations made by management and the independent accountants as to the consolidated financial statements being prepared in accordance with generally accepted accounting principles.

        The duties and responsibilities of the Audit Committee have been set forth in a written charter since 1975. A copy of the current Audit Committee Charter is attached to this proxy statement as Annex I. As set forth in more detail in the Audit Committee Charter, the Audit Committee's primary responsibilities fall into the following categories.

  •
  Internal Controls and Disclosure Controls—review and make recommendations concerning the quality, adequacy and effectiveness of the Company's internal control structure and procedures for financial reporting with the independent accountants and internal auditors, review the disclosure controls and procedures of the Company designed to ensure timely collection and evaluation of information required to be disclosed in the Company's filings with the Securities and Exchange Commission and review the independent accountant's procedures and management of the audit related to internal control.

  •
  Independent Audit—retain the independent accountants to audit the Company's consolidated financial statements, approve the compensation and fees to be paid to the independent accountants, approve all audit and non-audit services to be performed by the independent accountants in advance, evaluate the qualifications, performance and independence of the independent accountant, review the proposed audit scope and procedures to be utilized and obtain a post-audit report from the independent accountants.

  •
  Internal Audit—review the qualifications, organizational structure and resources of the internal audit function, review the proposed audit plan, receive periodic summaries of findings from completed audits, the status of major audits in process and the completion of the current year's internal audit plan and receive timely notification of any issues or concerns identified during the course of internal audits.

  •
  Financial Reporting—review with management and the independent accountants the Company's annual and quarterly consolidated financial statements, including the discussion under "Management's Discussion and Analysis of Financial Condition and Results of Operations," that will be contained in the Company's Annual Report on Form 10-K and quarterly reports on Form 10-Q to be filed with the Securities and Exchange Commission, discuss with the independent accountants its judgments about the quality and not just the acceptability of the accounting principles used by the Company and discuss earnings press releases with management.

  •
  Ethical and Legal Compliance—review the effectiveness of the Company's system for monitoring compliance with laws and regulations, establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, review and monitor compliance with the code of ethics for senior financial officers and the chief executive officer, review the code of ethical conduct and reporting applicable to the Company's in-house and outside attorneys and receive, evaluate and handle any complaints submitted to or reported to the Audit Committee.

  •
  Other Responsibilities—Discuss and evaluate the Company's policies regarding risk assessment and mitigation and conduct and annual self-evaluation of the performance of the Audit Committee.

        In the course of fulfilling its responsibilities, the Audit Committee has:

  •
  met with the Company's internal auditors and independent accountants, with and without management present, and discussed the plans for their respective audits, the results of their audits, their evaluations of the Company's internal controls and the quality of the Company's financial reporting;

  •
  met with the Company's management to discuss any matter management or the Audit Committee believes should be discussed privately without the internal auditor and/or independent accountants present;

  •
  reviewed and discussed with management and Deloitte & Touche LLP, the Company's independent accountants, the audited financial statements for the fiscal year ended January 31, 2003, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

  •
  discussed with Deloitte & Touche LLP the matters required to be discussed by Statement of Accounting Standards No. 61 (Communication with Audit Committees);

  •
  received the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees);

  •
  discussed with Deloitte & Touche LLP their independence from the Company and management; and

  •
  considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining their independence.

        Based on the reviews and discussions summarized in this Report and subject to the limitations on our role and responsibilities referred to above and contained in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2003 for filing with the Securities and Exchange Commission.

C.B. Malone (Chairperson) W.H. Demisch A.K. Jones H.M.J. Kraemer, Jr. E. J. Sanderson

April 11, 2003

INDEPENDENT ACCOUNTANTS

        The Company has selected Deloitte & Touche LLP to serve as its independent accountants for the audit of the Company's financial statements for the fiscal year ending January 31, 2004. The Audit Committee of the Company's Board of Directors approved the engagement of Deloitte & Touche LLP. Representatives of Deloitte & Touche LLP will be at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

AUDIT AND NON-AUDIT FEES

        Aggregate fees billed to the Company for Fiscal 2003 by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte & Touche"):

Audit Fees	$2,560,091	(a)

Financial Information Systems:
Design and Implementation Fees	$—	(b)

All Other Fees:
Other Audit Related Fees	$461,189	(c)
Non-audit Related Fees	1,269,417	(d)

	$1,730,606

(a)
Audit fees include audit of consolidated financial statements, quarterly reviews, review of Annual Report on Form 10-K, consents, review of registration statements, attendance at audit committee and stockholder meetings and review of the proxy statement for the annual meeting.

(b)
Deloitte & Touche LLP was not engaged to provide and therefore did not bill any fees for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulations S-X.

(c)
Includes fees for attestation services such as audits of employee benefit plans of $180,500, comfort letter procedures associated with bond offering of $95,660, accounting consultations of $81,464 and stand alone audits as part of contractual requirement of $103,565.

(d)
Represents fees for tax services related to tax consultations and planning matters and other tax related projects.

        The Audit Committee has considered whether the above services provided by Deloitte & Touche are compatible to maintaining the independence of Deloitte & Touche.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Foundation for Enterprise Development, a non-profit organization (the "Foundation"), was established in 1986 by J.R. Beyster, Chairman of the Board, Chief Executive Officer and President of the Company, to promote employee ownership. The Foundation also does business as The Beyster Institute for Entrepreneurial Employee Ownership. Dr. Beyster is the President and a member of the Board of Trustees of the Foundation and J.P. Walkush, an Executive Vice President and a Director of the Company, and T.E. Darcy, an Executive Vice President and Chief Financial Officer of the Company, are members of the Board of Trustees of the Foundation. In addition, M.A. Walkush, sister of J.P. Walkush and a part-time employee of the Company, is an unpaid Senior Fellow for the Foundation. In Fiscal 2003, the Company made a total contribution of $700,000 to the Foundation. This contribution was made in the form of cash, rent-free occupancy in the Company's facilities and donated services from the Company. The Board of Directors has approved a similar contribution of $700,000 to the Foundation for the fiscal year ending January 31, 2004.

        During Fiscal 2003, NetworkCar, Inc. ("NetworkCar"), a startup company in which SAIC Venture Capital Corporation ("VCC") owned equity interests, merged with The Reynolds and Reynolds Company. At the time of the transaction, two of our executive officers and directors, J.E. Glancy and J.P. Walkush, owned equity interests in and were members of the Board of Directors of NetworkCar. J.E. Glancy made his equity investment prior to VCC's initial investment. J.E. Glancy also acquired debt interests in NetworkCar at a time when it needed additional funding for operations; VCC declined to participate in this financing. In connection with the merger, VCC, J.E. Glancy and J.P. Walkush received net amounts of approximately $1.65 million, $740,500 and $170,000, respectively, for their debt and equity interests in NetworkCar. Ryan Glancy, J.E. Glancy's son, was an employee of NetworkCar and received approximately $122,760 for his equity ownership interest in NetworkCar as well as a $75,000 compensatory payment. Ryan Glancy is also entitled to receive up to $50,000 over a one-year period, offset by any claims for indemnification. In order to obtain the consent of certain stockholder constituencies necessary to approve the merger, certain stockholders (including VCC and J.E. Glancy) agreed to have a portion of the $9.5 million aggregate cash consideration that the NetworkCar stockholders otherwise would have received pursuant to applicable organizational and contractual documents reallocated to other parties (primarily NetworkCar employees). In addition, VCC and J.E. Glancy (along with two other stockholders) agreed to make certain capital contributions. As a result, VCC and J.E. Glancy received approximately $780,000 and $175,000 less, respectively, than they would have received, and J.P. Walkush and Ryan Glancy received approximately $9,000 and $12,500 more, respectively, than they would have received in the absence of the reallocation and capital contributions.

        M.A. Beyster, daughter of J.R. Beyster, Chairman of the Board, Chief Executive Officer and President of the Company, is an employee of the Company. For services rendered during Fiscal 2003, M.A. Beyster received $128,000 in cash compensation, 70 shares of Class A common stock which had a market value on the date of grant of $2,002, 105 shares of vesting Class A common stock which had a market value on the date of grant of $3,003 and options to acquire 300 shares at $28.60 per share, which was the market value of the Class A common stock (as reflected by the Formula Price) on the date of grant. Such shares of vesting Class A common stock and options both vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively. M.A. Beyster is a Business Development Manager for the Company's Engineering and Environmental Management Services Group developing business in the areas of environmental, health and safety information and management systems.

        J.F. Beyster, son of J.R. Beyster, Chairman of the Board, Chief Executive Officer and President of the Company, is an employee of the Company. For services rendered during Fiscal 2003, J.F. Beyster received $60,720 in cash compensation. J.F. Beyster is a Mechanical Engineer.

        M.A. Walkush, sister of J.P. Walkush, a Director and an Executive Vice President of the Company, is a part-time employee of the Company. For services rendered during Fiscal 2003, M.A. Walkush received $95,774 in cash compensation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules of the Securities and Exchange Commission (the "Commission") thereunder require the Company's Directors and executive officers to file reports of their ownership and changes in ownership of Class A common stock with the Commission. Personnel of the Company generally prepare and file these reports on the basis of information obtained from each Director and officer and pursuant to a Power of Attorney. Based on such information provided to the Company, the Company believes that all reports required by Section 16(a) of the Exchange Act to be filed by its Directors and executive officers during the last fiscal year were filed on time.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total return on the Class A common stock against the cumulative total return of the Standard & Poor's Composite-500 Stock Index and the Goldman Sachs Technology Services Index for the five (5) fiscal years ending January 31, 2003. The comparison of total return shows the change in year-end stock price, assuming the immediate reinvestment of all dividends for each of the periods.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
SAIC CLASS A COMMON STOCK VS. S&P 500 AND
GOLDMAN SACHS TECHNOLOGY SERVICES INDEX

	1/31/98	1/31/99	1/31/00	1/31/01	1/31/02	1/31/03
SAIC Stock Price	100	178	265	315	337	292
S&P 500 w/income	100	132	146	145	121	94
Goldman Sachs Tech Svcs Index	100	132	144	146	146	90

BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

Class A Common Stock

        To the best of the Company's knowledge, as of the Record Date, no person (other than Vanguard Fiduciary Trust Company ("Vanguard") in its capacity as trustee of the Retirement Plans) beneficially owned more than 5% of the outstanding shares of Class A common stock. The following table sets forth, as of the Record Date, to the best of the Company's knowledge, the number of shares of Class A common stock beneficially owned by each Director, each nominee for Director, the Named Executive Officers and all executive officers and Directors as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
D.P. Andrews	344,442	(3)	*
J.R. Beyster	2,810,308		1.5%	(4)
T.E. Darcy	106,197	(3)	*
W.H. Demisch	155,516	(3)	*
M.J. Desch	17,938	(3)	*
W.A. Downing	54,397		*
J.A. Drummond	0		*
D.H. Foley	98,971		*
J.E. Glancy	674,449	(3)	*
J.D. Heipt	483,147	(3)	*
B.R. Inman	278,541		*
A.K. Jones	52,763		*
H.M.J. Kraemer, Jr.	63,600	(3)	*
C.B. Malone	94,100		*
S.D. Rockwood	265,101	(3)	*
E.J. Sanderson, Jr.	1,000		*
R. Snyderman	1,000	(3)	*
M.E. Trout	152,257	(3)	*
R.I. Walker	9,375	(3)	*
J.P. Walkush	321,573	(3)	*
J.H. Warner, Jr.	510,116	(3)	*
J.A. Welch	105,143		*
A.T. Young	86,828	(3)	*
Vanguard Fiduciary Trust Company, as trustee 400 Vanguard Boulevard Malvern, PA 19355	80,783,722		43.8%	(5)
All executive officers and Directors as a group (28 persons)	7,682,653	(3)	4.1%	(6)

*
Less than 1% of the outstanding shares of Class A common stock and less than 1% of the voting power of the Common Stock.

(1)
The beneficial ownership depicted in the table includes: (i) the approximate number of shares allocated to the account of the individual by the Trustee of the Company's ESRP, Profit Sharing Plan, CODA and/or the Telcordia Savings Plans as follows: D.P. Andrews (14,216 shares), J.R. Beyster (2,755 shares), T.E. Darcy (268 shares), M.J. Desch (228 shares), W.A. Downing (2,755 shares), D.H. Foley (8,652 shares), J.E. Glancy (83,104 shares), J.D. Heipt (49,305 shares), B.R. Inman (40 shares), S.D. Rockwood (17,717 shares), J.P. Walkush (23,257 shares), J.H. Warner, Jr. (110,172 shares), J.A. Welch (19,693 shares) and all executive officers and Directors as a group (420,040 shares); (ii) shares subject to options exercisable within 60 days following the Record

  Date, as follows: D.P. Andrews (180,000 shares), T.E. Darcy (87,730 shares), W.H. Demisch (29,600 shares), D.H. Foley (52,345 shares), J.E. Glancy (180,000 shares), J.D. Heipt (260,000 shares), B.R. Inman (35,600 shares), A.K. Jones (29,600 shares), H.M.J. Kraemer, Jr. (29,600 shares), C.B. Malone (35,600 shares), S.D. Rockwood (85,000 shares), M.E. Trout (35,600 shares), J.P. Walkush (85,000 shares), J.H. Warner, Jr. (150,000 shares), J.A. Welch (29,600 shares), A.T. Young (35,600 shares) and all executive officers and Directors as a group (1,837,275 shares); (iii) shares held by spouses, minor children or other relatives sharing a household with the individual, as follows: J.A. Welch (16,000 shares) and all executive officers and Directors as a group (18,921 shares); and (iv) shares held by certain trusts or foundations established by the individual, as follows: J.R. Beyster (2,807,553 shares), W.A. Downing (49,889 shares), J.E. Glancy (411,345 shares), J.D. Heipt (173,842 shares), C.B. Malone (58,500 shares), S.D. Rockwood (147,645 shares), M.E. Trout (116,657 shares), J.H. Warner, Jr. (220,612 shares) and all executive officers and Directors as a group (4,093,871 shares).

(2)
Based on 184,542,070 shares of Class A common stock outstanding as of the Record Date.

(3)
Does not include the following shares held for the account of the individual in the Key Executive Stock Deferral Plan or the Management Stock Compensation, which shares are not deemed to be beneficially owned by the insider: D.P. Andrews (35,683 shares); T.E. Darcy (10,433 shares); W.H. Demisch (15,865 shares); M.J. Desch (33,747 shares); J.E. Glancy (63,330 shares); J.D Heipt (37,750 shares); H.M.J. Kraemer, Jr. (12,983 shares); S.D. Rockwood (6,767 shares); R. Snyderman (1,021 shares); M.E Trout (36,010 shares); R.I. Walker (13,092 shares); J.P Walkush (42,904 shares); J.H. Warner, Jr. (38,633 shares); A.T Young (22,337 shares) and all executive officers and Directors as a group (593,186 shares).

(4)
Represents 1.5% of the voting power of the Common Stock.

(5)
At the Record Date, Vanguard, as Trustee for the Retirement Plans, beneficially owned the following percentage of the outstanding shares of Class A common stock and Class B common stock and voting power of the Common Stock under the following plans for the benefit of plan participants: ESRP: 27.0% Class A common stock, 7.9% Class B common stock and 26.6% of the voting power of the Common Stock; CODA: 12.8% Class A common stock and 12.5% of the voting power of the Common Stock; Profit Sharing Plan: .08% Class A common stock, .02% Class B common stock and .08% of the voting power of the Common Stock; Telcordia Plan: 3.5% Class A common stock and 3.4% of the voting power of the Common Stock; and AMSEC Plan: .36% Class A common stock and .35% of the voting power of the Common Stock. The shares beneficially owned by Vanguard are also included in the amounts held by individuals and the group set forth in this table.

(6)
Represents 4.0% of the voting power of the Common Stock.

Class B Common Stock

        The following table sets forth, as of the Record Date, to the best of the Company's knowledge, those persons who were beneficial owners of 5% or more of the outstanding shares of Class B common stock. None of the Directors, nominees for Director, the Named Executive Officers or executive officers of the Company own any shares of Class B common stock.

Name and Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership		Percent of Class(1)
J.L. Griggs, Jr. 1516 Sagebrush Trail S.E. Albuquerque, NM 87123	20,267	(2)	8.6	%(3)
Vanguard Fiduciary Trust Company, as trustee 400 Vanguard Boulevard Malvern, PA 19355	18,647	(4)	8.0	%(4)

(1)
Based on 234,637 shares of Class B common stock outstanding as of the Record Date.

(2)
Includes 803 shares held for the account of the individual by the Trustee of the Company's ESRP.

(3)
Represents less than 1% of the voting power of the Common Stock.

(4)
Represents shares of Class B common stock beneficially owned by Vanguard in its capacity as Trustee for the ESRP and Profit Sharing Plan. Vanguard's total ownership of Common Stock is set forth in Note (5) to the previous table above.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

        Any stockholder proposals intended to be presented at the 2004 Annual Meeting of Stockholders must be received by the Company no later than February 6, 2004 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. In addition, Section 2.07 of the Company's Bylaws provides that in order for a stockholder to propose any matter for consideration at an annual meeting of the Company (other than by inclusion in the Company's Proxy Statement), such stockholder must have given timely prior written notice to the Secretary of the Company of his or her intention to bring such business before the meeting. To be timely, notice must be received by the Company not less than 50 days nor more than 75 days prior to the meeting (or if fewer than 65 days' notice or prior public disclosure of the meeting date is given or made to stockholders, not later than the 15th day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made). Such notice must contain certain information, including a brief description of the business the stockholder proposes to bring before the meeting, the reasons for conducting such business at the annual meeting, the name and record address of the stockholder proposing such business, the class and number of shares of Common Stock beneficially owned by such stockholder and any material interest of such stockholder in the business so proposed.

ANNUAL REPORT

        The Company's 2003 Annual Report to Stockholders for the year ended January 31, 2003, which includes audited financial statements, is being mailed with this Proxy Statement to stockholders of record as of the Record Date.

        The Company will provide without charge to any stockholder, upon request, a copy of its Annual Report on Form 10-K for the year ended January 31, 2003 (without exhibits) as filed with the Securities and Exchange Commission. Requests should be directed in writing to Science Applications International Corporation, 10260 Campus Point Drive, San Diego, California 92121, Attention: Secretary.

By Order of the Board of Directors
J. D. HEIPT Corporate Executive Vice President and Secretary

June 6, 2003

ANNEX I

AUDIT COMMITTEE CHARTER

Statement of Purpose

        The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Science Applications International Corporation. ("SAIC" or the "Corporation") is to assist the Board in providing oversight of: (i) the integrity of the Corporation's financial statements, including the financial reporting process, system of internal control and audit process; (ii) compliance by the Corporation with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; and (iv) the performance of the Corporation's internal audit function and independent auditors. In performing its duties, the Committee will maintain effective working relationships with and open communication between the Board, management, and the internal and independent auditors.

Organization and Meetings

        The Committee will be composed of three or more directors, none of whom may (i) as determined by the Board of Directors, have any relationship to SAIC that may interfere with the exercise of his or her "independence" from management and the Corporation, as such term is defined in the Corporate Governance Standards of National Association of Security Dealers; (ii) accept any consulting, advisory or other compensatory fee from the Corporation other than in his or her capacity as a director or member of the Audit or other Board committee; or (iii) be an affiliated person of the Corporation other than in his or her capacity as a director or member of the Audit or other Board committee. All members of the Committee will be financially literate, or will become financially literate within a reasonable period of time after appointment to the Committee, and at least one member of the Committee will be a "financial expert", as such term is interpreted under the rules of the Securities and Exchange Commission. Members of the Committee, including its Chairperson, shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors have been duly elected and qualified. The Chairperson shall be responsible for leadership of the Committee, including preparation of meeting agendas.

        The Committee will have regularly scheduled meetings each year, with additional meetings to be held as circumstances require. The Committee will keep minutes of its meetings, and its Chairperson will regularly report to the Board on its activities, making recommendations as appropriate.

Key Responsibilities

        The Committee's job is one of oversight and it recognizes that the Corporation's management is responsible for the preparation and certification of the Corporation's financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal audit staff, and the independent auditors, have more time, knowledge, and detailed information on the Corporation than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the independent auditor's work.

        The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

Internal Controls and Disclosure Controls

  •
  Review and provide feedback as deemed appropriate on (i) the internal control assessment performed by management for inclusion in the Corporation's annual report with respect to quality, adequacy, and effectiveness of the Corporation's internal control structure and procedures for financial reporting; and (ii) the report and attestation of the independent auditors on management's assessment of internal controls.

  •
  Review the internal control assessment with the independent auditor, the internal auditor, and management, including all significant deficiencies and material weaknesses in the design or operation of internal controls and any fraud involving management or others with a significant role in the internal controls; receive recommendations for the improvement of such controls, review whether any such previously approved recommendations have been implemented and any other significant changes in internal controls made since the last evaluation.

  •
  Review the disclosure controls and procedures of the Corporation designed to ensure timely collection and evaluation of information required to be disclosed in the Corporation's filings with the Securities and Exchange Commission or posted on the Corporation's website.

  •
  Review the independent auditor's procedures and management of the audit relating to internal control.

Independent Audit

  •
  Retain the independent auditor to audit the Corporation's consolidated financial statements, approve the compensation and fees to be paid to the independent auditor, approve all audit and non-audit services to be performed by the independent auditor in advance and evaluate the qualifications, performance and independence of the independent auditor. The Committee shall have sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditor and/or the lead audit partner, and the independent auditor shall be ultimately accountable to the Audit Committee. The Chairman of the Audit Committee shall have authority to preapprove audit and non-audit services as necessary between regular meetings of the Committee; provided that any such services so preapproved shall be disclosed to the full Committee at its next scheduled meeting.

  •
  Ensure the objectivity of the independent auditor by reviewing and discussing with the independent auditor all significant relationships which the auditor has with the Corporation and its affiliates, including: (i) requesting, receiving, and reviewing, on an annual basis, a formal written statement from the independent auditor under Independence Standards Board Standard No. 1 that (a) delineates all relationships which may reasonably be thought to bear on the independence of the independent auditor with respect to the Corporation in accordance with professional standards governing such independence; (b) any material issues raised by the most recent internal quality-control procedures, (c) any material issues raised by the most recent internal or peer quality control review of the independent auditor, and (d) any inquiry or investigation by governmental or professional authorities within the last five years respecting one or more independent audits carried out by the firm, and any actions taken to address such issues; (ii) discussing with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor; (iii) taking appropriate action in response to the independent auditor's report; and (iv) establishing clear policies regarding the employment of current or former employees of the independent auditor.

  •
  Meet separately and on a periodic basis with the independent auditor and management to review the proposed audit scope and procedures to be utilized.

  •
  At the conclusion of each annual audit, (i) review with the independent auditor any audit problems or difficulties and management's response, (ii) review such matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards, and (iii) other comments or recommendations made by the independent auditor.

  •
  The independent auditor's post-audit report to the audit committee should contain discussion of (i) all critical accounting policies and practices to be used; (ii) each alternative treatment of financial information within generally accepted accounting principles that has been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and management.

Internal Audit

  •
  Review the qualifications and organizational structure of the internal audit function and give prior approval to any decision to appoint, replace, reassign, or dismiss the Director of the Company's Internal Audit Department. The Committee, through its Chairperson, shall also be required to concur in the total compensation being provided to the Director of the Internal Audit Department and sign off on his/her annual performance appraisal.

  •
  Review the proposed audit plan of the Internal Audit Department, including the independence and authority of the internal auditor's reporting obligations, the adequacy of internal audit resources, and the coordination and completeness of coverage between the internal and independent auditors.

  •
  Receive periodic summaries of findings from completed internal audits and, as appropriate, the status of major audits in process. Receive progress reports on the completion of the current year's internal audit plan, including explanations for any significant deviations from the plan. Receive timely notification of any issues or concerns identified during the course of internal audits.

  •
  Meet separately and on a periodic basis with the Corporation's internal auditors.

Financial Reporting

  •
  Review with management and the independent auditor the Corporation's consolidated financial statements that will be contained in its Annual Report to Shareholders and Form 10-K, including the disclosures under "Managements Discussion and Analysis of Financial Condition and Results of Operations," and whether the independent auditor has opined on the disclosure and content of the financial statements. Based on such review, recommend to the Board, in a written report to be included in the Corporation's proxy statement, whether the consolidated financial statements of the Corporation be included in its Annual Report on Form 10-K.

  •
  Review with management, the independent auditor, and the internal auditor the quarterly consolidated financial statements of the Corporation, including the disclosures under "Managements Discussion and Analysis of Financial Condition and Results of Operations," and the results of the independent auditor's review of those statements. This review shall occur prior to the Corporation's filing of each Form 10-Q with the Securities and Exchange Commission and may be performed by the Committee Chairperson with as many other members as are able to participate.

  •
  Discuss with the independent auditor the auditor's judgments about the quality and not just the acceptability of accounting principles used to prepare the Corporation's consolidated financial statements. Review the impact on the annual financial statements of any significant accounting and reporting issues, including recent professional and regulatory pronouncements and any newly adopted or proposed changes in accounting principles that would significantly affect the Corporation or its consolidated financial statements.

  •
  Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

Ethical and Legal Compliance

  •
  Review the effectiveness of the Corporation's system for monitoring compliance with laws and regulations, including receiving reports from management on the results of management's review of compliance with the Corporation's policies and any investigations by management related to fraudulent acts or irregularities.

  •
  Review with the Chairperson of the Litigation Committee of the Board any concerns he or she may have with respect to the effectiveness of the Corporation's preventative law program and activities, as well as any legal and regulatory matters that the Litigation Committee believes may have a material impact on the Corporation.

  •
  Review with the Chairpersons of the Ethics and Corporate Responsibility Committee of the Board and the Corporation's Employee Ethics Committee, any concerns they may have with respect to management's having adequately communicated to the Corporation's employees the importance of the Corporation's ethical and business practices standards, including the importance of internal accounting controls.

  •
  Establish procedures for the receipt, retention and treatment of complaints (including procedures for receiving and handling complaints on a confidential and anonymous basis) regarding accounting, internal accounting controls or auditing matters, including employee concerns regarding questionable accounting or auditing matters.

  •
  Review the code of ethics for senior financial officers and the chief executive officer, any changes to or waivers from it, and the compliance of the Corporation's senior financial officers and the chief executive officer with such code of ethics.

  •
  Review the code of ethical conduct and reporting applicable to the Corporation's in-house and outside attorneys and receive, evaluate and handle any complaints submitted to or reported to the Committee.

Other Responsibilities

  •
  Meet with the internal auditor and/or the independent auditor as necessary but no less frequently than required to discuss any matters that the auditors or the Committee believe should be discussed privately without members of management present.

  •
  Meet with management of the Corporation to discuss any matters management or the Committee believe should be discussed privately without the internal auditor and/or the independent auditor present.

  •
  Review and discuss the adequacy of the Audit Committee Charter on an annual basis or more frequently upon changes to the membership of the Committee or as otherwise needed.

  •
  Discuss and evaluate the Corporation's policies regarding risk assessment and mitigation.

  •
  As appropriate, obtain advice and assistance from outside legal, accounting and other advisors. The Committee shall have the authority to retain and pay such advisors without seeking Board or management approval and the fees and expenses of such advisors shall be an obligation of the Corporation.

  •
  Conduct an annual self-evaluation of the performance of the Committee.

Proxy for Annual Meeting of Stockholders—July 11, 2003
This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints J.R. BEYSTER, J.D. HEIPT and D.E. SCOTT, and each of them, with full power of substitution, as proxies to represent the undersigned and to vote all of the shares of Class A common stock and/or Class B common stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Science Applications International Corporation (the "Company") to be held in the Grand Ballroom of the Hilton La Jolla Torrey Pines Hotel, 10950 North Torrey Pines Road, San Diego, California, on Friday, July 11, 2003, at 10:00 A.M. (local time), and at any adjournment, postponement or continuation thereof, as indicated below.

        This proxy will be voted as directed. If this proxy card is properly signed and returned but no directions are specified, the shares represented by this proxy will be voted FOR the election of Directors so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting and, in the discretion of the proxy holders, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof. This proxy card, if properly executed and delivered in a timely manner, will revoke all prior proxies.

RETURN BOTTOM PORTION ONLY

1.	Election of seven Class I Directors.
	☐	FOR all nominees listed below (EXCEPT as marked to the contrary below)
INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through such nominee's name and your votes will be distributed among the remaining nominee(s)
D.P. Andrews, W.H. Demisch, J.A. Drummond, J.E. Glancy, H.M.J. Kraemer, Jr., C.B. Malone, R.I. Walker
	☐	WITHHOLD AUTHORITY to vote for ALL nominees listed above.
2.	In the discretion of the proxy holders, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof.

        Please complete, date, sign and mail promptly in the enclosed envelope which requires no postage.

	Dated	, 2003

Signature
XXXXXXXX	Signature
Please sign EXACTLY as name or names appear hereon. When signing as attorney, executor, trustee, administrator or guardian, please give your full title. If a trust requires the signature of more than one trustee, all required trustees must sign.

PROXY NUMBER: XXXXX	XXXX "B" SHARES

Voting Instruction Card for Annual Meeting of Stockholders—July 11, 2003
This voting instruction card is provided in connection with the solicitation of proxies by the Board of Directors.

        The undersigned hereby instructs the Trustee, Vanguard Fiduciary Trust Company, and any successor, under the Cash or Deferred Arrangement, Employee Stock Retirement Plan and Profit Sharing Retirement Plan of Science Applications International Corporation (the "Company"), the Telcordia Technologies 401(k) Savings Plan of Telcordia Technologies, Inc., a wholly-owned subsidiary of the Company, and the AMSEC Employees 401(k) Profit Sharing Plan (collectively, the "Plans"), to vote all of the shares of Class A common stock and/or Class B common stock held for the undersigned's account in each of the Plans at the Annual Meeting of Stockholders of the Company to be held in the Grand Ballroom of the Hilton La Jolla Torrey Pines Hotel, 10950 North Torrey Pines Road, San Diego, California, on Friday, July 11, 2003, at 10:00 A.M. (local time), and at any adjournment, postponement or continuation thereof, as follows.

        The shares of Class A common stock and/or Class B common stock to which this voting instruction card relates will be voted as directed. If this card is signed and returned but no instructions are indicated with respect to a particular item, the vote of such shares as to any such item will be deemed to have been instructed to vote, and such shares will be voted FOR the election of Directors so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting and, in the discretion of the proxy holders, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof. All allocated shares of Class A common stock and/or Class B common stock held in the Plans as to which no voting instruction cards are received, together with all shares held in the Plans which have not yet been allocated to the accounts of participants, will be voted, on a plan-by-plan basis, in the same proportion as the shares held in each Plan for which voting instructions have been received are voted. This voting instruction card, if properly executed and delivered, will revoke all prior voting instruction cards.

RETURN BOTTOM PORTION ONLY

1.	Election of seven Class I Directors.
	☐	FOR all nominees listed below (EXCEPT as marked to the contrary below)
INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through such nominee's name and your votes will be distributed among the remaining nominee(s)
D.P. Andrews, W.H. Demisch, J.A. Drummond, J.E. Glancy, H.M.J. Kraemer, Jr., C.B. Malone, R.I. Walker
	☐	WITHHOLD AUTHORITY to vote for ALL nominees listed above.
2.	In the discretion of the proxy holders, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof.

        Please complete, date, sign and mail promptly in the enclosed envelope which requires no postage. In order to be counted, voting instruction cards must be received by the proxy counter by July 7, 2003.

	Dated	, 2003

Signature
XXXXXXXX	Signature
Please sign EXACTLY as name or names appear hereon. When signing as attorney, executor, trustee, administrator or guardian, please give your full title. If a trust requires the signature of more than one trustee, all required trustees must sign.
PROXY NUMBER: XXXXX	XXXX "B" SHARES

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YOUR VOTE IS IMPORTANT
VOTING RIGHTS AND SOLICITATION OF PROXIES
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
INDEPENDENT ACCOUNTANTS
AUDIT AND NON-AUDIT FEES
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER RETURN PERFORMANCE PRESENTATION
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN SAIC CLASS A COMMON STOCK VS. S&P 500 AND GOLDMAN SACHS TECHNOLOGY SERVICES INDEX
BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES
STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING
ANNUAL REPORT
AUDIT COMMITTEE CHARTER